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                                                                   EXHIBIT 11(a)


              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in this Post-Effective Amendment Number 12 to Registration Statement Number 33-35788 (Form N-1A) of our report dated January 29, 1997, on the financial statements and financial highlights of Homestead Funds, Inc. for the year ended December 31, 1996, included in the 1996 Annual Report to Shareholders.


Washington, D.C.
March 2, 1998